SUPPLEMENT TO THE

FIDELITY® ASSET MANAGER: INCOME®
FIDELITY ASSET MANAGER®
FIDELITY® ASSET MANAGER: GROWTH®
FIDELITY® ASSET MANAGER: AGGRESSIVE®

Funds of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2005

Effective on or about September 27, 2006, Fidelity Asset Manager: Income will be renamed Fidelity Asset Manager 20%.

Effective on or about September 27, 2006, Fidelity Asset Manager will be renamed Fidelity Asset Manager 50%.

Effective on or about September 27, 2006, Fidelity Asset Manager: Growth will be renamed Fidelity Asset Manager 70%.

Effective on or about September 27, 2006, Fidelity Asset Manager: Aggressive will be renamed Fidelity Asset Manager 85%.

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

FFMB-06-02 October 18, 2006
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